Exhibit 99.1

Virtusa Completes Acquisition of Majority Interest in Polaris Consulting & Services, Ltd.

•                  Virtusa completes the acquisition of 51.7% of the fully diluted outstanding shares of Polaris.

•                  Virtusa updates fourth quarter and full fiscal year 2016 guidance based on the transaction closing date.

•                  Jitin Goyal, CEO of Polaris, named President, Banking and Financial Services (“BFS”) of Virtusa and Polaris.

•                  Raj Rajgopal, President of Virtusa, named President, Enterprise Technology & Solutions (“ETS”) of Virtusa and Polaris.

•                  Virtusa to commence a mandatory open offer to purchase up to an additional 26% of the outstanding shares of Polaris beginning on March 11, 2016.

Westborough, MA — (March 3, 2016) Virtusa Corporation (NASDAQ GS: VRTU) today announced that its India subsidiary, Virtusa Consulting Services Private Limited (“Virtusa India”), has acquired all of the outstanding shares of Polaris Consulting & Services, Ltd. (“Polaris”) (BSE: POLARIS NSE: POLARIS MSEI: POLARIS) held by Mr. Arun Jain, founder and chairman of Polaris, Orbitech Private Limited, and certain other minority stockholders, representing an aggregate of approximately 51.7% (1) of the fully diluted outstanding shares of Polaris for an average of $3.12 per share (INR 213.883 per share) (2), for an aggregate purchase consideration of $165.89 million (INR 11,364 million) (2).

Jitin Goyal will remain CEO of Polaris, and was appointed President, BFS, to lead Virtusa’s and Polaris’ business operations serving the banking and financial services verticals.  Raj Rajgopal, President of Virtusa, was appointed President, ETS, and will lead Virtusa’s and Polaris’ operations serving the insurance, communications & technology, and media, information & other verticals. In their respective roles, Mr. Goyal and Mr. Rajgopal will be responsible for executing Virtusa’s and Polaris’ growth strategies, which will include driving over $100 million of cumulative revenue synergies over the next three fiscal years from the business combination.

Kris Canekeratne, Virtusa’s Chairman and CEO, stated, “We are extremely pleased to close phase one of the Polaris transaction and we look forward to completing the mandatory open offer to Polaris’ public shareholders.  Combined, Virtusa and Polaris create a robust platform and a unique and compelling value proposition.  We are enthusiastic about providing end-to-end solutions and services in banking and financial services, greatly expanding our addressable market and positioning us well to pursue larger consulting and outsourcing opportunities.”

Mr. Canekeratne continued, “I would also like to congratulate Jitin and Raj on their respective appointments. Their unparalleled industry expertise, leadership skills, and proven track record of driving business growth will be invaluable as we embark on our next phase of expansion.”

Beginning on March 11, 2016, Virtusa will commence an unconditional mandatory open offer to Polaris’ public shareholders to purchase up to an additional 26% (3),(4) of the outstanding shares of Polaris. The aggregate price for the shares to be purchased in such offer, assuming full tender and the offer price remaining unchanged, is estimated at approximately $86.1 million (INR 5,898 million)(2).  Upon closing of the mandatory offer period on March 28, 2016, and assuming full tender, and settlement of the tendered shares by April 12, 2016, Virtusa will own a 74.99% (4) majority interest in Polaris.

Highlights of the Virtusa and Polaris Combination

•                  The combination of Virtusa and Polaris creates a leading global provider of IT services and solutions to BFS, bringing together Virtusa’s deep domain expertise in consumer and retail banking with Polaris’ proven strength in corporate and investment banking.

•                  Virtusa expects to realize over $100 million of cumulative revenue synergies over the next three fiscal years.

•                  Polaris is expected to be approximately ($0.11) dilutive to Virtusa’s non-GAAP EPS in fiscal year 2016, slightly dilutive in fiscal year 2017, and accretive in fiscal year 2018 and beyond.

•                  Upon the closing, Citigroup Technology Group, Inc. (“Citi”) has designated Virtusa and Polaris as preferred vendors for Global Technology Resource Strategy (“GTRS”) for the provision of IT services to Citi on an enterprise-wide basis.

•                  Virtusa and Polaris combined have approximately 19,000 (5) employees as of December 31, 2015.

Update on Financing of the Polaris Transaction

In support of the transaction, on February 25, 2016, Virtusa entered into a credit agreement with a syndicated bank group jointly lead by JPMC and Bank of America Merrill Lynch - which replaces Virtusa’s existing $25.0 million credit agreement and provides for a $100.0 million revolving credit facility and a $200.0 million delayed-draw term loan. Virtusa drew down in full the $200.0 million term loan to fund the transaction. Interest under these facilities accrues at a rate per annum of LIBOR plus 2.75%, subject to step-downs based on the Company’s ratio of debt to adjusted earnings before interest, taxes, depreciation, amortization, and stock compensation expense (“EBITDA”). The Company intends to enter into an interest rate swap agreement to minimize interest rate exposure. The Credit Agreement includes customary minimum cash, maximum debt to EBITDA and minimum fixed charge coverage covenants. The term of the Credit Agreement is five years, ending February 25, 2021.

Guidance

Virtusa management has updated its current financial guidance to account for the closing date of acquiring 51.7% (1) of the fully diluted outstanding shares of Polaris, as well as the expected closing date of the mandatory open offer to Polaris’ public shareholders:

•                  Fourth quarter fiscal 2016 revenue is expected to be in the range of $169.0 to $172.0 million. GAAP diluted EPS is expected to be in the range of ($0.02) to $0.00. Virtusa management currently expects Polaris to contribute revenue of approximately $17 million and to be approximately ($0.37) dilutive to Virtusa’s GAAP earnings per share, including approximately ($0.20) of dilution from transaction and integration expenses. Fourth quarter fiscal 2016 non-GAAP diluted EPS is expected to be in the range of $0.43 to $0.45, including ($0.11) dilution from the Polaris transaction.

•                  Fiscal year 2016 revenue is expected to be in the range of $597.4 to $600.4 million. GAAP diluted EPS is expected to be in the range of $1.06 to $1.08. Virtusa management currently expects Polaris to contribute revenue of approximately $17 million and to be approximately ($0.40) dilutive to Virtusa’s GAAP earnings per share, including approximately ($0.23) of dilution from transaction and integration expenses. Non-GAAP diluted EPS is expected to be in the range of $1.95 to $1.97, including ($0.11) dilution from the Polaris transaction.

Virtusa’s current GAAP diluted EPS guidance for the fourth fiscal quarter and the full fiscal year ending March 31, 2016 estimates Polaris transaction and integration expenses of $8.8 million and $10.0 million, respectively.

The Company’s fourth quarter and fiscal year 2016 diluted EPS both estimate an average share count of approximately 30.0 million, (assuming no further exercises of stock-based awards) and assume a stock price of $34.71, which was derived from the average closing price of the Company’s stock over the five trading days ended on February 29th, 2016.  Deviations from this stock price may cause actual EPS to vary based on share dilution from Virtusa’s stock options and stock appreciation rights.

Advisors

J.P. Morgan acted as financial advisor to Virtusa. Goodwin Procter, LLP and ALMT Legal Bangalore acted as legal advisors to Virtusa. Credit Suisse acted as primary financial advisor and Spark Capital as co-advisor to Polaris. J Sagar Associates acted as legal advisor for Polaris and AZB & Partners acted as legal advisor for Orbitech.

About Virtusa

Virtusa provides end-to-end information technology (IT) services to Global 2000 companies. These services, which include IT consulting, application maintenance, development, systems integration and managed services, leverage a unique Platforming methodology that transforms clients’ businesses through IT rationalization. Virtusa helps customers accelerate business outcomes by consolidating, rationalizing, and modernizing their core customer-facing processes into one or more core systems.

Virtusa delivers cost-effective solutions through a global delivery model, applying advanced methods such as Agile and Accelerated Solution Design to ensure that its solutions meet the clients’ requirements. As a result, its clients simultaneously reduce their IT operations cost while increasing their ability to meet changing business needs.

Founded in 1996 and headquartered in Massachusetts, Virtusa has operations in North America, Europe, and Asia.

© 2011 - 2016 Virtusa Corporation. All rights reserved.

Virtusa, Accelerating Business Outcomes, BPM Test Drive and Productization are registered trademarks of Virtusa Corporation. All other company and brand names may be trademarks or service marks of their respective holders.

About Polaris Consulting & Services Ltd

Polaris Consulting & Services Ltd. is a leader in solutions and services that enable operational productivity for the global financial services industry. With a strong strategic consulting focus backed with high performance delivery in digital enterprise, payments, risk and compliance and data and analytics, Polaris’ services are strongly differentiated, with a formidable reputation in global consumer banking, treasury and capital markets, global transaction banking, insurance and enterprise commerce. Polaris’ services include process engineering, solution consulting, system integration, application development and maintenance, production support, testing, and infrastructure management. To deliver these services, Polaris has invested heavily in building deep functional and domain-specific models, tools and accelerators, which enable it to deliver higher productivity and better quality to its BFSI clientele.

The high performance outsourcing (HPO) model with aggressive performance-based outcome metrics also leverages highly domain specialized horizontal practices like high performance testing, infrastructure management, mainframe practice, CRM practice and BPO. Digital enterprise solutions extend across retail, logistics, manufacturing and enterprise commerce. For more details, please visit www.polarisft.com

Non-GAAP Financial Information

This press release includes certain non-GAAP financial metrics as defined by Regulation G by the Securities and Exchange Commission, which Virtusa believes will provide additional insights to measure the operational performance of the business. These non-GAAP financial metrics are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial metrics calculated in accordance with GAAP, and may be different from non-GAAP metrics used by other companies. In addition, these non-GAAP metrics should be read in conjunction with Virtusa’s financial statements prepared in accordance with GAAP.

This press release presents Non-GAAP diluted earnings per share, which is defined as: diluted earnings per share, as reported on Virtusa’s consolidated statements of income, excluding the estimated tax adjusted per share impact of stock-based compensation, acquisition-related charges and foreign currency transaction gains and losses.

Footnotes

(1) Based on fully-diluted capitalization of Polaris.

(2) Based on an INR to US Dollar conversion rate of 68.5037 as of February 29, 2016, the date on which US dollars were converted into INR for the purposes of closing this transaction.

(3) Estimated ownership on a fully diluted basis, inclusive of all outstanding shares and vested and unvested options, as of the 10th working day from the date of the closing of the mandatory unconditional offer.

(4) Under the Indian Takeover Regulations, Virtusa India is required to make an offer to Polaris’ public shareholders to purchase an additional 26% of the outstanding shares of Polaris. If the mandatory unconditional offer is fully subscribed, and, when coupled with the 51.7% of Polaris shares acquired under the share purchase agreement, the shares held are in excess of 74.99%, Virtusa India will be required to sell within one year of the closing of shares tendered in the mandatory offer process, shareholdings in excess of 74.99%.

(5) Pro forma, adjusted for certain expected Polaris line of business divestitures.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, Virtusa’s expectations concerning management’s forecast of financial performance, the growth of our business and management’s plans, objectives, and strategies, the expected revenues from Polaris based on the date of  completion of the acquisition of Polaris described in this press release and the related debt financing; the timing and execution of the mandatory unconditional open offer; the expected benefits of the transaction, including revenue synergies and an expanded relationship with Citi; Virtusa’s immediate and long-term financial expectations for the combined business, including expected growth, expected pro forma revenue following conversion of Polaris’ historical financial statements into U.S. GAAP, pro forma GAAP and Non-GAAP earnings per share; expectations regarding fiscal 2016, 2017 and 2018 performance of the combined business; and the future operation, direction and success of the combined businesses. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: Virtusa’s ability to close on the mandatory unconditional offer, and if so, in a timely manner; the effects of disruption of Virtusa’s current plans and operations caused by the announcement of the closing of the  transaction, which may cause Virtusa’s stock price to decrease or make it more difficult to maintain relationships with employees, customers, vendors and other business partners; the possibility that the business of Polaris may suffer as a result of uncertainty surrounding the transaction or that Polaris may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; Virtusa’s ability to close on the mandatory unconditional offer at the consideration offered or with the Polaris public stockholders meaningfully participating in such offer, the failure of which could result in an increase in the consideration offered to paid to the stockholder, and if so, the ability to finance such higher than expected consideration,  manage an Indian public company, incur unexpected costs, liabilities or delays in connection with the Polaris acquisition; unanticipated acquisition related costs and negative effects on Virtusa’s reported results of operations from acquisition-related charges; the possibility of any failure to realize the intended benefits of the contemplated transaction, including the inability to integrate Virtusa’s and Polaris business and operations or to realize the anticipated synergies in the expected amount or within the anticipated time frames or cost expectations or at all; the possibility that Virtusa’s estimated combined or standalone guidance may differ from expectations.  For additional disclosure regarding these and other risks faced by Virtusa, see the disclosure contained in Virtusa’s public filings with the Securities and Exchange Commission, including Virtusa’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission.

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alegere@greenough.biz

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